                                                                    Exhibit 23.6
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of triSpan Inc. and triSpan Software, Inc. dated February 26, 1999 included in AnswerThink Consulting Group, Inc.'s Form 10-K filed March 10, 2000 and to all references to our Firm included in this registration statement.


                                              /s/ Arthur Andersen LLP

Philadelphia, Pa.
March 10, 2000